UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 23, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into a Real Estate Purchase Agreement, or the Agreement, with Gwinnett Professional Center, Ltd., an unaffiliated third party, or the Seller, for the purchase of Gwinnett Professional Center, located in Lawrenceville, Georgia, or the Gwinnett property, for a purchase price of $9,300,000.

On July 27, 2007, Triple Net Properties executed an Assignment and Assumption of Real Estate Purchase Agreement, or the Assignment, to assign its rights, title and interest as the purchaser in the Agreement to NNN Healthcare/Office REIT Gwinnett, LLC, our wholly-owned subsidiary.

On July 27, 2007, we acquired the Gwinnett property for a purchase price of $9,300,000, plus closing costs. We financed the purchase price through our assumption of a $6,000,000 loan (as described below) with LaSalle Bank National Association, or LaSalle. The remaining balance of the purchase price was provided by funds raised through our initial public offering. An acquisition fee of $279,000, or 3.0% of the aggregate purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 27, 2007, we, through NNN Healthcare/Office REIT Gwinnett, LLC, entered into a Loan Assumption and Substitution Agreement, or the Assumption Agreement, with LaSalle, NNN Healthcare/Office REIT, Inc. and the Seller. Pursuant to the Assumption Agreement, LaSalle consented to our acquisition of the Gwinnett property and assumption of a $6,000,000 secured loan between the Seller and LaSalle, with an unpaid principal balance of $5,734,000, subject to the terms and conditions set forth in the loan documents.

The secured loan is evidenced by an original promissory note and secured by a Deed to Secure Debt, Assignment of Rents and Security Agreement, conveying the Gwinnett property and granting a security interest on the Gwinnett property.

The secured loan matures on January 1, 2014 and bears interest at a rate of 5.88% per annum. The secured loan provided for an initial interest-only payment to be made on the first day on which the principal was advanced, which was paid by the original borrower, and provides for the following payments thereafter: (a) principal and interest payments equal to $35,511.44 on the 1st day of each month commencing on February 1, 2004 through and including December 1, 2013 and (b) the outstanding principal balance, together with all accrued but unpaid interest, on January 1, 2014. The loan provides for a default interest rate equal to the lesser of: (a) 10.88% or (b) the maximum amount permitted by applicable law. The loan also provides for late charges in an amount equal to the lesser of: (a) 5.0% of such unpaid sum or (b) the maximum amount permitted by applicable law, for any sum not paid within five days of the date it is due. Performance under the assumed promissory note has been guaranteed by NNN Healthcare/Office REIT, Inc. The loan documents contain customary representations, warranties, covenants and indemnities, and a provision for reserves.

The material terms of the loan are qualified in their entirety by the terms of the Assumption Agreement; Allonge to Note; original promissory note; and Deed to Secure Debt, Assignment of Rents and Security Agreement attached hereto as Exhibits 10.3 through 10.6 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 2, 2007, we issued a press release announcing the acquisition of the Gwinnett property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Real Estate Purchase Agreement between Triple Net Properties, LLC and Gwinnett Professional Center, Ltd., dated May 23, 2007

10.2 Assignment and Assumption of Real Estate Purchase Agreement by Triple Net Properties, LLC to NNN Healthcare/Office REIT Gwinnett, LLC, dated July 27, 2007

10.3 Loan Assumption and Substitution Agreement among NNN Healthcare/Office REIT Gwinnett, LLC; NNN Healthcare/Office REIT, Inc.; Gwinnett Professional Center, Ltd.; Harvey B. Tauber and Miles H. Mason, dated July 27, 2007

10.4 Allonge to Note, by NNN Healthcare/Office REIT Gwinnett, LLC, in favor of LaSalle Bank National Association, date July 27, 2007

10.5 Debt to Secure Debt Note by Gwinnett Professional Center, Ltd., in favor of Archon Financial, L.P., dated December 30, 2003

10.6 Deed to Secure Debt, Assignment of Rents and Security Agreement by Gwinnett Professional Center, Ltd., to Archon Financial, L.P., dated December 30, 2003

99.1 NNN Healthcare/Office REIT, Inc. Press Release dated August 2, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

August 2, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Real Estate Purchase Agreement between Triple Net Properties, LLC and Gwinnett Professional Center, Ltd., dated May 23, 2007
10.2	Assignment and Assumption of Real Estate Purchase Agreement by Triple Net Properties, LLC to NNN Healthcare/Office REIT Gwinnett, LLC, dated July 27, 2007
10.3	Loan Assumption and Substitution Agreement among NNN Healthcare/Office REIT Gwinnett, LLC; NNN Healthcare/Office REIT, Inc.; Gwinnett Professional Center, Ltd.; Harvey B. Tauber and Miles H. Mason, dated July 27, 2007
10.4	Allonge to Note by NNN Healthcare/Office REIT Gwinnett, LLC, in favor of LaSalle Bank National Association, date July 27, 2007
10.5	Debt to Secure Debt Note by Gwinnett Professional Center, Ltd., in favor of Archon Financial, L.P., dated December 30, 2003
10.6	Deed to Secure Debt, Assignment of Rents and Security Agreement by Gwinnett Professional Center, Ltd., to Archon Financial, L.P., dated December 30, 2003
99.1	NNN Healthcare/Office REIT, Inc. Press Release dated August 2, 2007